     Exhibit 99.2

Lexaria Bioscience Files S4 Prospectus to Re-Domicile To Canada

Kelowna, British Columbia – January 8, 2018 – Lexaria Bioscience Corp. (OTCQX: LXRP) (CSE: LXX) (the “Company” or “Lexaria”) announces that, on January 5, 2018, it filed a registration statement and shareholder information circular on Form S-4 with the US Securities and Exchange Commission (the “SEC”) pursuant to which Lexaria will seek shareholder approval to change its corporate domicile from the State of Nevada to the Province of British Columbia, Canada, home of Lexaria’s operations and management.

The process of changing Lexaria’s corporate domicile, known as “conversion” in Nevada, or “continuation” in British Columbia, involves a number of steps including clearing the S-4 registration statement with the SEC, and seeking and obtaining shareholder approval at a meeting of the shareholders.

Chris Bunka, CEO and Chairman, commented “the filing of the S-4 registration statement is the culmination of a long period of research and consideration by Lexaria’s management and board of directors. We look forward to working constructively with the SEC through its review of the S-4 and hope to announce a shareholder vote in a timely fashion.”

Separately, Lexaria has received US$216,850.74 from the exercise of stock warrants and stock options previously granted. The stock options were exercised as to 33,375 at US$0.2273 and 50,000 at US$0.295. The warrants were exercised as to 324,191 at US$0.60. All exercises are by third parties who are neither officers nor directors of the Company.

No commissions or placement fees have been paid related to the funds received from these warrants exercised. Proceeds will be used for general corporate purposes.

The securities referred to herein will not be or have not been registered under the United States Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

About Lexaria
Lexaria Bioscience Corp. has developed and out-licenses its disruptive delivery technology that promotes healthier ingestion methods, lower overall dosing and higher effectiveness of lipophilic active molecules. Lexaria has multiple patents pending in over 40 countries around the world and was granted its first patents in the USA and in Australia related to edible forms of cannabinoids. Lexaria’s technology provides increases in intestinal absorption rates; more rapid delivery to the bloodstream; and important taste-masking benefits, for orally administered bioactive molecules including cannabinoids, vitamins, non-steroidal anti-inflammatory drugs (NSAIDs), nicotine and other molecules.
www.lexariabioscience.com

For regular updates, connect with Lexaria on Twitter (https://twitter.com/lexariacorp)
and on Facebook http://tinyurl.com/y8vzcaam
FOR FURTHER INFORMATION PLEASE CONTACT:
Lexaria Bioscience Corp.
Alex Blanchard, Communications Manager
(778) 796-1897
Or
NetworkNewsWire (NNW)
www.NetworkNewsWire.com
FORWARD-LOOKING STATEMENTS
This release includes forward-looking statements. Statements which are not historical facts are forward-looking statements. The Company makes forward-looking public statements concerning its expected future financial position, results of operations, cash flows, financing plans, business strategy, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, including statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements, including but not limited to: that any additional patent protection will be realized or that patent achievements will deliver material results. Such forward-looking statements are estimates reflecting the Company's best judgment based upon current information and involve a number of risks and uncertainties, and there can be no assurance that other factors will not affect the accuracy of such forward-looking statements. This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. This communication relates to a proposed change of corporate jurisdiction by Lexaria Bioscience Corp. In connection with this proposed corporate action, Lexaria has filed and will file relevant materials with the Securities Exchange Commission (the “SEC”) and applicable Canadian securities regulatory authorities (“Canadian Securities Commissions”), including the Lexaria registration statement on Form S-4 that will include a proxy statement of Lexaria and constitute a prospectus of Lexaria. INVESTORS AND SECURITY HOLDERS OF LEXARIA ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC AND THE CANADIAN SECURITIES COMMISSIONS CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement (if and when available) will be mailed to stockholders of Lexaria. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Lexaria through the website maintained by the SEC at www.sec.gov and, in the case of documents of Lexaria filed with the Canadian Securities Commissions, on Lexaria’s SEDAR profile on www.sedar.com. Copies of the documents filed with the SEC by Lexaria will be available free of charge on Lexaria’s website at www.lexariabioscience.com, or by contacting Lexaria’s Investor Relations Department by email info@lexariabioscience.com.

The CSE has not reviewed and does not accept responsibility for the adequacy or accuracy of this release